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SOW
Telenav - HERE
[*****]Project

Version 1.00
March 03, 2020
[*****]

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
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Date	Editor	Affected sections or areas	Version
03/04/2020	Chip Reibel	Final draft for external review	1.00

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
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Table of Contents
1Introduction    4
1.1Project Name:[*****]    4
1.2Objectives    4
2Project Organization    5
3Project Deliverables    5
4Project Timing    6
5Project Scope    7
5.1[*****] Deliverables    7
6Project Assumptions & Dependencies    7
7Cost and Schedule    8
7.1Project Fees    8
7.2Payment Schedule    8
8Signatures    8

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
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1	Introduction
This Statement of Work (“SOW”) Project Specification is made subject to (and considered a Supplement under) the terms of the General Terms and Conditions executed contemporaneously herewith between Telenav, Inc (“Customer or “Telenav”) and HERE North America, LLC (“HERE”), (the “Agreement”), having the effective date set forth herein. This project specification is made effective as of the date of the last signature below (“Effective Date”). Any changes or revisions to the Agreement shall require a written change order to the Agreement, including but not limited to, changes in the training schedule and/or fees as specified herein.
This document will describe the individual commitments required for the successful execution of this SOW between Telenav and HERE, as well as the roles and responsibilities of each entity, the project deliverables, and the project schedule.
HERE and Telenav agree that no joint development has occurred or will occur with respect to any work performed under this SOW. Any documentation or training materials provided by HERE to Telenav under this Agreement (collectively, the “Deliverables”) shall be for internal use only and shall be considered Licensed Materials under the [*****] License Supplement executed contemporaneously herewith.
Any services provided under this SOW by HERE that result in or contribute to the creation of a derivative work of [*****] (as expressly authorized by the [*****] License Supplement) shall, solely to the extent of such differences or modifications from[*****]: (i) be on a work-for-hire basis, vesting in and inuring to the benefit of Telenav, and (ii) be owned by Telenav.

1.1	Project Name: [*****]

1.2	Objectives

•	HERE Technologies to provide training to Telenav personnel on the architecture and implementation of[*****].

•	To support Customer’s effort with[*****].

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
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2	Project Organization
Below is a list of key team members of each party (including contact information and locations) that will be working on the Telenav in-vehicle navigation SDK training project. HERE will use commercially reasonable efforts to ensure the continuity of the assignment of the HERE personnel identified below. In the event any team member is or becomes subject to removal or re-assignment (at HERE’s discretion), HERE will use commercially reasonable efforts to notify Telenav in advance of any such changes with the goal of minimizing any disruption to the Telenav in-vehicle navigation SDK training project resulting from such changes.

	HERE	Telenav
Business Contact	[*****][*****][*****]	[*****][*****] [*****]
Project Manager	[*****] [*****] [*****] [*****]	[*****][*****][*****][*****]
System Architect	[*****] [*****] [*****] [*****]	[*****] [*****] [*****] [*****]

3	Project Deliverables
Below is a summary of the resources that will be assigned by HERE for the execution of the [*****], in addition to the description of services that shall be provided by each resource.

Deliverables
HERE Resource	Description of services	Qty
[*****] Architect	[*****].	1
[*****] Specialist	[*****]	2
[*****] Engineer	[*****]	6
[*****] Engineer	[*****]	1
QA Engineer	[*****]	1

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
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Resource Category	Resource Level	Hours Committed
Senior C++ Engineer	Senior	[*****]
Senior C++ Engineer	Lead	[*****]
Senior AQA Engineer	Senior	[*****]
Lead Engineer	Lead	[*****]
Project Manager	Management	[*****]
Total Person-Hours:		[*****]

4	Project Timing
The agreed proposed project timeline is described below. It should be noted that the dates listed below are subject to change based upon a mutual agreement among Telenav and HERE.

Activity Milestone	Owner	Target Timeline	Duration
Contract ratified	Telenav, HERE	[*****]	N/A
Pre-training exercise	HERE	Upon contract ratification	[*****]
Training completion	Telenav, HERE	[*****]	[*****]

5	Project Scope

5.1	HERE [*****] Deliverables

•	Provide qualified training resources for duration set forth in the Agreement (as detailed in section 1.2 objective)

•	Preparation of the handover with supporting documentation and material.

•	There is no software development, or co-development services deliverable from HERE.

•	There is no warranty implied or guaranteed from HERE.

6	Project Assumptions & Dependencies
In addition to any other responsibilities or assumptions described herein, set forth below is a table of the obligation for which Telenav will be responsible, conditions on HERE’s performance, and assumptions upon which HERE is relying on to perform the Services and produce deliverables under this SOW (“Assumptions”). Should any of these Assumptions not be performed or prove to be incorrect, it may cause changes to the Project Specification, fees and expenses, Deliverables, time, require additional work, or otherwise impact HERE’s performance under this Project Specification, and HERE shall have no

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
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liability with respect to its inability to perform the Services or produce the Deliverables therefrom. In such case, the parties shall mutually agree upon any changes to this Project Specification.

Ref.	Assumptions
A.1	HERE will consider this project to be “complete” when the training resources quantified in the Agreement (quantity and duration) have been provided.
A.2
All in-person training will be conducted at HERE’s office in Berlin, Germany. HERE will invoice Telenav directly for travel expenses as incurred for required resource travel. Any travel expenses invoiced by HERE to Telenav shall be at the actual cost and shall not include an additional fee markup. Any air travel required shall be booked as economy class travel, unless otherwise approved in advance and in writing by Telenav.

A.3	Telenav shall be responsible for all software deliverables to their end client.
A.4	Telenav shall reasonably cooperate and dedicate sufficient resources to attend the small-group trainings in a timely fashion.
A.5	For in-person training, resource consumption will be allocated in blocks of [*****] (minimum) and must be scheduled at least [*****] in advance.
A.6	For remote training, resource consumption will be allocated in blocks of [*****] (minimum).

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
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7	Cost and Schedule

7.1	Project Fees

Line	Description	Cost	Comments
1	General Project activities	[*****]	Refer to section 3 within this document for additional details/information.
2	Additional Work	TBD
Should Telenav require additional training and/or support beyond the period of time outlined within this Statement of Work, Telenav and HERE will mutually agree on the additional training and/or support required and this SOW will be revised accordingly.

3	Resource Travel	TBD	All in-person training will be conducted at HERE’s office in Berlin, Germany. HERE will invoice Telenav directly for travel expenses as incurred for required resource travel.

Total training cost due to HERE under this SOW are [*****]. Telenav shall pay the training cost in accordance with the following payment schedule, following receipt of an invoice from HERE for the milestone payment amounts. Payment terms are net [*****] from date of invoice from HERE.

7.2	Payment Schedule
HERE will invoice the following fees upon completion of the below milestones:

Milestone	Payment	Date/Timing
SOW Signature	[*****]	[*****]
Payment #2	[*****]	[*****]
Payment #3	[*****]	[*****]
Training completion	[*****]	[*****]

8	Signatures

HERE:		Telenav:
By:	/s/ Adil Musabji	By:	/s/ Adeel Manzoor
Name:	Adil Musabji	Name:	Adeel Manzoor
Title:	Senior Patent Attorney	Title:	CFO
Date:	March 16, 2020 | 8:21 AM PDT	Date:	March 13, 2020
By:	/s/ Simon Anolick
Name:	Simon Anolick
Title:	Director, Legal Counsel
Date:	March 16, 2020 | 8:55 AM PDT

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
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[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
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